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                      NEW ENGLAND LIFE INSURANCE COMPANY

                            AMERICAN GATEWAY SERIES

            MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                        SUPPLEMENT DATED MAY 1, 2006 TO
                         PROSPECTUS DATED MAY 1, 2000

   This supplement updates and adds certain information to the prospectus referenced above. You should read and retain this supplement.

1. MERGERS

   After the close of business on April 28, 2006, the MFS Investors Trust Portfolio of the Metropolitan Series Fund, Inc. ("MSF") was merged into the Legg Mason Value Equity Portfolio of the Met Investors Series Trust ("MIST"). The information provided below is for the year ended December 31, 2005.

LEGG MASON VALUE EQUITY PORTFOLIO (CLASS A)

a.  Subadviser:           Legg Mason Capital Management, Inc.
b.  Adviser:              Met Investors Advisory, LLC ("Met Investors Advisory")
c.  Investment Objective: The Legg Mason Value Equity Portfolio seeks long-term capital appreciation.
d.  InvestmentPortfolio Expenses (as a percentage of average daily net assets)


                 Management Fee:                           .70%
                 Other Expenses:                          7.57%
                 Gross Total Annual Expenses:             8.27%
                 Contractual Expense Subsidy or Deferral: 7.47%
                 Net Total Annual Expenses:                .80%

   Met Investors Advisory and MIST have entered into an Expense Limitation Agreement under which Met Investors Advisory has agreed to waive or limit its fees and to assume other expenses so that the total annual expenses of the Legg Mason Value Equity Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses) will not exceed, at any time prior to April 30, 2007, .80%. Total annual expenses for the Legg Mason Value Equity Portfolio are annualized based on the month the portfolio was in operation in 2005. The Portfolio commenced operations on November 1, 2005.

2. SUBADVISER/NAME CHANGES

   The following Eligible funds have had subadviser and name changes effective of May 1, 2006 (December 19, 2005 in the case of the Lazard Mid-Cap Portfolio):

 OLD NAME/SUBADVISER                    NEW NAME/SUBADVISER
 -------------------                    -------------------
 Salomon Brothers U.S. Government       Western Asset Management
 Portfolio of the MSF                   U.S. Government Portfolio of MSF
 Subadviser: Salomon Brothers Asset     Subadviser: Western Asset Management
 Management Inc                         Company

 Salomon Brothers Strategic Bond        Western Asset Management Strategic
 Opportunities Portfolio of MSF         Bond Opportunities Portfolio of MSF
 Subadviser: Salomon Brothers Asset     Subadviser: Western Asset Management
 Management Inc                         Company

 Met/AIM Mid-Cap Core Equity Portfolio  Lazard Mid-Cap Portfolio of MIST
 of MIST                                Subadviser: Lazard Asset Management
 Subadviser: A I M Capital Management,  LLC
 Inc.

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3. REVENUE SHARING AND FUND SELECTION CRITERIA

   CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE ELIGIBLE FUNDS. An investment adviser (other than our affiliates MetLife Advisers, LLC; and Met Investors Advisory, LLC) or subadviser of an investment portfolio, or its affiliates, may compensate us and/or certain of our affiliates for administrative or other services relating to the Eligible Funds. The amount of the compensation is not deducted from Eligible Fund assets and does not decrease the Eligible Fund's investment return. The amount of the compensation is based on a percentage of assets of the Eligible Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to .05% for this Policy. Additionally, an investment adviser or subadviser of an Eligible Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Policies.

   We and/or certain of our affiliated insurance companies have membership interests in our affiliated investment advisers MetLife Advisers, LLC, and Met Investors Advisory, LLC, which are formed as "limited liability companies". Our membership interests entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Eligible Fund. We may benefit accordingly from assets allocated to the Eligible Funds to the extent they result in profits to the advisers. (See the prospectuses for the Eligible Funds for information on the management fees paid by the Eligible Funds and the Statement of Additional Information for the Eligible Funds for information on the management fees paid by the advisers to the subadvisers.)

   We select the Eligible Funds offered through this Policy based on several criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Eligible Fund's adviser or subadviser is one of our affiliates or whether the Eligible Fund, its adviser, its subadviser(s), or an affiliate will compensate us or our affiliates for providing certain administrative and other services, as described above. In some cases, we have included Eligible Funds based on recommendations made by selling firms. We review the Eligible Funds periodically and may remove an Eligible Fund or limit its availability to new purchase payments and/or transfers of cash value if we determine that the Eligible Fund no longer meets one or more of the selection criteria, and/or if the Eligible Fund has not attracted significant allocations from owners. We do not provide investment advice and do not recommend or endorse any particular Eligible Fund.

4. MARKET TIMING

   Frequent requests from Policy Owners to transfer cash value may dilute the value of an Eligible Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Eligible Fund and the reflection of that change in the Eligible Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Eligible Funds and may disrupt portfolio management strategy, requiring a portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Eligible Funds, which may in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (e.g., beneficiaries).

   We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Eligible Funds (i.e., the FI International Stock, Loomis Sayles Small

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Cap and Western Asset Management Strategic Bond Opportunities Portfolios--the
"Monitored Portfolios") and we monitor transfer activity in those Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Eligible Funds, in a 12-month period there were,
(1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and
(3) two or more "round-trips" involving any Eligible Fund in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria.

   We do not believe that other Eligible Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Eligible Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Eligible Funds, we rely on the underlying Eligible Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

   Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Policy Owners or other persons who have an interest in the Policies, we require all future transfer requests to or from any Monitored Portfolios or other identified Eligible Fund under that Policy to be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m.

   Transfers made under a Dollar Cost Averaging Program or a rebalancing program are not treated as transfers when we evaluate trading patterns for market timing.

   The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Eligible Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies. We do not accommodate market timing in any Eligible Funds and there are no arrangements in place to permit any Policy Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

   The Eligible Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Eligible Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Eligible Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Policy Owners and other persons with interests in the Policies should be aware that we currently may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Eligible Funds. However, under rules recently adopted by the Securities and Exchange Commission, effective October 16, 2006 we will be required to (1) enter into a written agreement with each Eligible Fund or its principal underwriter that will obligate us to provide to the Eligible Fund promptly upon request certain information about the trading activity of individual Policy Owners, and
(2) execute instructions from the Eligible Fund to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the frequent trading policies established by the Eligible Fund.


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   In addition, Policy Owners and other persons with interests in the Policies should be aware that some Eligible Funds may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Eligible Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Eligible Funds (and thus Policy Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Eligible Funds.

   In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Eligible Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Policy Owner). You should read the Eligible Fund prospectuses for more details.

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

 501 Boylston Street                    Telephone: (800) 334-4456
 Boston, MA 02116

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